                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                                PREFERENCE PLUS
                                      AND
                           FINANCIAL FREEDOM ACCOUNT
                     GROUP AND INDIVIDUAL DEFERRED ANNUITY
                          AND INCOME ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B
                                  May 1, 2005

     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for Preference Plus and Financial Freedom Account Deferred Annuities and Income Annuities, and should be read in conjunction with the Prospectuses. Copies of the Prospectus for the Preference Plus Account, Financial Freedom Account Deferred Annuities and Income Annuities may be obtained from Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893.

     A Statement of Additional Information for the Metropolitan Series Fund, Inc., the Met Investors Series Trust ("Met Investors Fund") and the American Funds Insurance Series ("American Funds") are attached at the end of this Statement of Additional Information. The Statements of Additional Information for Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and Fidelity Variable Insurance Products Funds are distributed separately.

     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectuses for Preference Plus Account and Financial Freedom Account Variable Annuity Contracts dated May 1, 2005.
                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Independent Registered Public Accounting Firm...............     2
Services....................................................     2
Distribution of Certificates and Interests in the Deferred
  Annuities and Income Annuities............................     2
Early Withdrawal Charge.....................................     3
Experience Factor...........................................     3
Variable Income Payments....................................     3
Investment Management Fees..................................     6
Advertisement of the Separate Account.......................     9
Voting Rights...............................................    11
ERISA.......................................................    12
Taxes.......................................................    13
Financial Statements of the Separate Account................   F-1
Financial Statements of MetLife.............................     1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon such reports given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.

SERVICES


     MetLife has retained FASCorp. to administer some of its group Contracts in the capacity of a third party administrator. When MetLife provides administrative services to groups, such services may be provided to a group on a basis more favorable than that otherwise made available to other groups.


DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES AND INCOME ANNUITIES

     MetLife is both the depositor and the underwriter (issuer) of the annuities.

     The certificates and interests in the Deferred Annuities and Income Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and in the case of certain Enhanced Preference Plus and VestMet Deferred Annuities and Income Annuities and Financial Freedom Account Deferred Annuities and Income Annuities by certain qualified employees of MetLife. They may also be sold over the Internet.


     Our sales representatives and their managers and the sales representatives and managers of our affiliates, may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.


     Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.


     The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.


     We also pay compensation for the sale of the Contracts by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

     From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses.



     The offering of all Deferred Annuities and Income Annuities is continuous. Owners and participants under the Deferred Annuities and the Income Annuities may not be offered all investment choices. Each Contract will indicate those investment choices available under the Deferred Annuity or Income Annuity.


EARLY WITHDRAWAL CHARGE

     The total amount of early withdrawal charges paid to and retained by MetLife for the years ended December 31, 2001, 2002, 2003 and 2004 were $15,484,876, $22,002,535, $19,954,062 and $18,392,053 respectively.

EXPERIENCE FACTOR


     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for certain Deferred Annuities and Income Annuities and for certain other Deferred Annuities and Income Annuities .000025905 (the daily equivalent of an effective annual rate of .95%).


VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 3% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.


     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract (if no reallocations are made).


     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new single payment immediate contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity, the annuitant will be given the benefit of the new rates.

ANNUITY UNIT VALUE

     The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

REALLOCATIONS--DEFERRED ANNUITIES IN THE PAY-OUT PHASE


     Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.


     When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     - First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option for the Income Annuity on the date of your reallocation;

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

     When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

     Here are examples of the effect of a reallocation on the income payment:

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40.

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40.

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first adjust the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

 1. Annuity Unit Value, beginning of period.................  $       10.20

 2. "Experience factor" for period..........................       1.023558

 3. Daily adjustment for 3% Assumed Investment Return.......   1.0000809863

 4. (2) / (3)...............................................       1.023475

 5. Annuity Unit Value, end of period (1) X (4).............  $       10.44

                        ILLUSTRATION OF ANNUITY PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

 1. Number of Accumulation Units as of Annuity Date.........      1,500.00

 2. Accumulation Unit Value.................................    $    11.80

 3. Accumulation Value of the Deferred Annuity (1) X (2)....    $17,700.00

 4. First monthly income payment per $1,000 of Accumulation
    Value...................................................    $     5.52

 5. First monthly income payment (3) X (4) / 1,000..........    $    97.70

 6. Assume Annuity Unit Value as of Annuity Date equal to
    (see Illustration of Calculation of Annuity Unit Value
    above)..................................................    $    10.80

 7. Number of Annuity Units (5) / (6).......................       9.04630

 8. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $    10.97

 9. Second monthly Annuity Payment (7) X (8)................    $    99.24

10. Assume Annuity Unit Value for third month equal to......    $    10.53

11. Next monthly Annuity Payment (7) X (10).................    $    95.26

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES

METLIFE ADVISERS


     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund an investment management fee.


     The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:

                                                             ANNUAL
                                     AVERAGE DAILY NET     PERCENTAGE
            PORTFOLIO                ASSET VALUE LEVELS       RATE
            ---------              ----------------------  ----------
BlackRock Investment Trust         1st $500 Million         0.55%
                                   next $500 million        0.50%
                                   over $1 billion          0.45%
BlackRock Diversified              1st $500 million         0.50%
                                   next $500 million        0.45%
                                   over $1 billion          0.40%
BlackRock Aggressive Growth        1st $500 million         0.75%
                                   next $500 million        0.70%
                                   over $1 billion          0.65%
Jennison Growth                    1st $200 million         0.70%
                                   next $300 million        0.65%
                                   over $1.5 billion        0.60%
                                   over $2 billion          0.55%
BlackRock Strategic Value          1st $500 million         0.85%
                                   next $500 million        0.80%
                                   over $1 billion          0.75%
FI International Stock             1st $500 million         0.86%
                                   next $500 million        0.80%
                                   over $1 billion          0.75%
T. Rowe Price Small Cap Growth(4)  1st $100 million         0.55%
                                   next $300 million        0.50%
                                   over $400 million        0.45%

                                                             ANNUAL
                                     AVERAGE DAILY NET     PERCENTAGE
            PORTFOLIO                ASSET VALUE LEVELS       RATE
            ---------              ----------------------  ----------
T. Rowe Price Large Cap Growth(3)  1st $50 million          0.65%
                                   over $50 million         0.60%
FI Mid Cap Opportunities           1st $100 million         0.75%
                                   next $400 million        0.70%
                                   over $500 million        0.65%
Oppenheimer Global Equity          1st $50 million          0.90%
                                   next $50 million         0.55%
                                   next $400 million        0.50%
                                   over $500 million        0.475%
Harris Oakmark Large Cap Value     1st $250 million         0.75%
                                   over $250 million        0.70%
Neuberger Berman Mid Cap Value     1st $100 million         0.70%
                                   next $250 million        0.675%
                                   next $500 million        0.65%
                                   next $750 million        0.625%
                                   over $1.6 billion        0.60%
Franklin Templeton Small Cap       1st $500 million         0.90%
  Growth                           over $500 million        0.85%
MetLife Stock Index(7)             All Assets               0.25%
Lehman Brothers(R) Aggregate       All Assets               0.25%
  Bond Index(5)
Russell 2000(R) Index(7)           All Assets               0.25%
Morgan Stanley EAFE(R) Index(6)    All Assets               0.30%
MetLife Mid Cap Stock Index(7)     All Assets               0.25%
BlackRock Large Cap Value          1st $250 million         0.70%
                                   next $500 million        0.65%
                                   over $750 million        0.60%
Loomis Sayles Small Cap(8)         the first $500 million   0.90%
                                   amounts in excess of     0.85%
                                   $500 million
Harris Oakmark Focused Value       for the first $1         0.75%
                                   billion                  0.70%
                                   for amounts over $1
                                   billion
Davis Venture Value                for the first $1         0.75%
                                   billion and
                                   for amounts over $1      0.70%
                                   billion
Salomon Brothers Strategic Bond    All assets               0.65%
  Opportunities
Salomon Brothers U.S. Government   All assets               0.55%
MFS Investors Trust                All assets               0.75%
MFS Total Return                   All assets               0.50%
BlackRock Bond Income(1)           first $1 billion         0.40%
                                   next $1 billion          0.35%
                                   next $1 billion          0.30%
                                   over $3 billion          0.25%
FI Value Leaders                   for the first $200       0.70%
                                   million
                                   for the next $300        0.65%
                                   million
                                   for the next $1.5        0.60%
                                   billion and
                                   for amounts over $2      0.55%
                                   billion

                                                             ANNUAL
                                     AVERAGE DAILY NET     PERCENTAGE
            PORTFOLIO                ASSET VALUE LEVELS       RATE
            ---------              ----------------------  ----------
BlackRock Money Market(2)          for the first $1         0.35%
                                   billion
                                   for the next $1          0.30%
                                   billion and
                                   for amounts over $2      0.25%
                                   billion
BlackRock Legacy Large Cap Growth  for the first $1         0.73%
                                   billion
                                   for amounts over $1      0.65%
                                   billion
MetLife Conservative Allocation    All Assets               0.10%
MetLife Conservative to Moderate   All Assets               0.10%
  Allocation
MetLife Moderate Allocation        All Assets               0.10%
MetLife Moderate to Aggressive     All Assets               0.10%
  Allocation
MetLife Aggressive Allocation      All Assets               0.10%

------------------
(1) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce the investment management fee for the BlackRock Bond Income Portfolio to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(2) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce the investment management fee for the BlackRock Money Market Portfolio to an annual rate of 0.345% for the first $500 million and 0.335% for the next $500 million.

(3) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce the investment management fee for T. Rowe Price Large Cap Growth Portfolio to 0.635% for the first $50 million. In addition, effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment management fee by the amount waived by the Portfolio's sub-investment manager pursuant to a voluntary sub-investment manager fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The Metropolitan Fund's SAI provides more information about the fee waiver.


(4) Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment management fee for the T. Rowe Price Small Cap Growth Portfolio by the amount waived by the Portfolio's sub-investment manager pursuant to a voluntary sub-investment manager fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The Metropolitan Fund's SAI provides more information about the fee waiver.

(5) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce its investment management fee for the Lehman Brothers Aggregate Bond Index Portfolio to 0.244%.
(6) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce its investment management fee for the Morgan Stanley EAFE Index Portfolio to 0.293%.
(7) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce its investment management fee for the Russell 2000 Index, the MetLife Stock Index and the Metlife Mid Cap Stock Index Portfolios to 0.243%.
(8) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce its investment management fee for the Loomis Sayles Small Cap Portfolio to 0.85% for the first $500 million and 0.80% for amounts over $500 million.


     MetLife Advisers pays the following entities for providing services as sub-investment manager of the Metropolitan Fund portfolio(s) indicated below. These fees are solely the responsibility of MetLife Advisers.



     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
Metropolitan Life Insurance       MetLife Stock Index
  Company                         Lehman Brothers(R) Aggregate
                                    Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanley EAFE(R) Index
                                  MetLife Mid Cap Stock Index
BlackRock Advisers, Inc.          BlackRock Diversified
                                  BlackRock Investment Trust
                                  BlackRock Money Market
                                  BlackRock Bond Income
                                  BlackRock Aggressive Growth
                                  BlackRock Strategic Value
                                  BlackRock Large Cap Value
                                  BlackRock Legacy
                                    Large Cap Growth
Jennison Associates LLC           Jennison Growth
T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
OppenheimerFunds, Inc.            Oppenheimer Global Equity
Harris Associates, L.P.           Harris Oakmark Large Cap Value
                                  Harris Oakmark Focused Value
Neuberger Berman Management Inc.  Neuberger Berman Mid
                                    Cap Value
Franklin Advisers, Inc.           Franklin Templeton Small Cap
                                    Growth
Salomon Brothers Asset            Salomon Brothers U.S.
  Management Inc                    Government
                                  Salomon Brothers Strategic
                                    Bond Opportunities
Massachusetts Financial Services  MFS Investors Trust
  Company                         MFS Total Return
Davis Selected Advisers, L.P.     Davis Venture Value
Loomis Sayles, & Company, L.P.    Loomis Sayles Small Cap
Fidelity Management & Research    FI Value Leaders
  Company                         FI Mid Cap Opportunities
                                  FI International Stock



     MetLife Advisers has hired Standard & Poor's Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the MetLife Conservative Allocation, the MetLife Conservative to Moderate Allocation, the MetLife Moderate Allocation, the MetLife Moderate to Aggressive Allocation and the MetLife Aggressive Allocation Portfolios and to investments in the underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.


CALVERT


     The Calvert Social Balanced Portfolio pays Calvert, the Calvert Social Balanced Portfolio's investment manager, a base monthly investment manager fee equivalent to an annual rate of 0.425% of the Portfolio's average daily net assets.

     Calvert pays sub-investment management fees to Brown Capital Management, Inc. and SSga Funds Management, Inc. These fees are solely the responsibility of Calvert, not of the Calvert Social Balanced Portfolio.


     The Calvert Social Mid Cap Growth Portfolio pays Calvert, the Calvert Social Mid Cap Growth Portfolio's investment manager, a monthly investment management fee equivalent to an annual rate of 0.65% of the Portfolio's average daily net assets.



     Calvert pays sub-investment management fees to Brown Capital Management, Inc. These fees are solely the responsibility of Calvert, not of the Calvert Social Mid Cap Growth Portfolio.


FIDELITY


     Fidelity's VIP Equity-Income, VIP Growth and VIP Overseas Portfolios pay FMR an investment management fee which is the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR (this rate cannot rise above .52%, and it drops as total assets under management increase) and an individual fee of .20% for Fidelity's VIP Equity-Income Portfolio, .30% for Fidelity's VIP Growth Portfolio and .45% for Fidelity's VIP Overseas Portfolio of the average net assets throughout the month. FMR pays sub-investment manager fees to Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and to Fidelity International Investment Advisors for Fidelity's VIP Overseas Portfolio, but these fees are the sole responsibility of FMR, not the Fidelity VIP Funds. Fidelity's VIP Money Market Portfolio and VIP Investment Grade Bond Portfolio pay FMR an investment management fee which is also the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR and an individual rate. The group fee cannot rise above .37% and it drops as total assets under management increase and the individual rate is .30% of VIP Investment Grade Bond Portfolios' average net assets throughout the month respectively. FMR pays a sub-investment manager fee to Fidelity Investments Money Management, Inc. These fees are paid by FMR, on behalf of the Fidelity VIP Funds.


MET INVESTORS ADVISORY LLC

     Met Investors Advisory LLC, the investment manager of Met Investors Fund, has overall responsibility for the general management and administration of all of Met Investors Fund Portfolios. Met Investors Advisory LLC is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

     As compensation for its services to the Met Investor Fund Portfolios, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The investment management fees for each Portfolio are:


         PORTFOLIO                INVESTMENT MANAGEMENT FEE
         ---------                -------------------------
PIMCO Total Return Portfolio  0.50%
RCM Global Technology         0.90% of first $500 million of
  Portfolio                   such assets plus
                              0.85% of such assets over $500
                              million
T. Rowe Price Mid-Cap Growth  0.75%
  Portfolio
MFS Research International    0.80% of first $200 million of
  Portfolio                   such assets plus
                              0.75% of such assets over $200
                              million up to $500 million plus
                              0.70% of such assets over $500
                              million up to $1 billion plus
                              0.65% of such assets over $1
                              billion
Lord Abbett Bond Debenture    0.60% of first $250 million of
  Portfolio                   such assets plus
                              0.55% of such assets over $250
                              million up to $500 million plus
                              0.50% of such assets over $500
                              million up to $1 billion plus
                              0.45% of such assets over $1
                              billion
Met/AIM Mid Cap Core Equity   0.75% of first $150 million of
  Portfolio                   such assets plus
                              0.70% of such assets over $150
                              million up to $500 million plus
                              0.675% of such assets over $500
                              million
Met/AIM Small Cap Growth      0.90% of first $500 million of
  Portfolio                   such assets plus
                              0.85% of such assets over $500
                              million
Harris Oakmark International  0.85% of first $500 million of
  Portfolio                   such assets plus
                              0.80% of such assets over $500
                              million up to $1 billion plus
                              0.75% of such assets over $1
                              billion
Janus Aggressive Growth       0.75% of first $25 million of such
  Portfolio                   assets plus
                              0.70% of such assets over $25
                              million up to $250 million plus
                              0.65% of such assets over $250
                              million up to $1 billion plus
                              0.55% of such assets over $1
                              billion
Neuberger Berman Real Estate  0.70% of first $200 million of
  Portfolio                   such assets plus
                              0.65% of such assets over $200
                              million up to $750 million plus
                              0.55% of such assets over $750
                              million
Oppenheimer Capital           0.65% of first $150 million of
  Appreciation                such assets plus
                              0.625% of such assets over $150
                              million up to $200 million plus
                              0.60% of such assets over $200
                              million up to $500 million plus
                              0.55% of such assets over $500
                              million

     Met Investors Advisory LLC pays each Met Investors Fund Portfolio's investment managers a fee based on the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.



     Massachusetts Financial Services Company is the investment manager to the MFS Research International Portfolio. Pacific Investment Management Company LLC is the investment manager to PIMCO Total Return Portfolio. Lord Abbett & Co. LLC is the investment manager to the Lord Abbett Bond Debenture Portfolio. A I M Capital Management, Inc. is the investment manager to the Met/AIM Mid Cap Core Equity and the Met/AIM Small Cap Growth Portfolios. Harris Associates L.P. is the investment manager to the Harris Oakmark International Portfolio. T. Rowe Price Associates, Inc. is the investment manager to the T. Rowe Price Mid-Cap Growth Portfolio. Janus Capital Management LLC is the investment manager to the Janus Aggressive Growth Portfolio. Neuberger Berman Management Inc is the investment manager to the Neuberger Berman Real Estate Portfolio. RCM Capital Management LLC is the investment adviser to the RCM Global Technology Portfolio. OppenheimerFunds, Inc. is the investment manager to the Oppenheimer Capital Appreciation Portfolio.


CAPITAL RESEARCH AND MANAGEMENT COMPANY


     As compensation for its services, the American Funds pays Capital Research and Management Company, the American Funds investment manager, a monthly fee which is accrued daily, calculated at the annual rate of:


     American Funds Global Small Capitalization Fund: 0.80% of first $600 million of net assets, plus 0.74% on assets in excess of $600 million but not exceeding $1 billion, plus 0.70% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.67% on net assets over $2 billion;

     American Funds Growth Fund: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1 billion, plus 0.42% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.37% on net assets greater than $2 billion but not exceeding $3 billion, plus 0.35% on net assets greater than $3 billion but not exceeding $5 billion, plus 0.33% on net assets greater than $5 billion but not exceeding $8 billion, plus 0.315% on net assets greater than $8 billion but not exceeding $13 billion, plus 0.30% on net assets greater than $13 billion but not exceeding $21 billion, plus 0.29% on net assets greater than $21 billion but not exceeding $27 billion, plus 0.285% on net assets in excess of $27 billion; and

     American Funds Growth-Income Fund: 0.50% of first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4 billion, plus 0.285% on net assets greater than $4 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13 billion, plus 0.235% on net assets greater than $13 billion but not exceeding $17 billion, plus 0.23% on net assets in excess of $17 billion.

     For the period beginning May 1, 2005 and ending April 30, 2006, Capital Research and Management Company is voluntarily waiving a portion of its investment management fees. The American Funds SAI provides more information about the fee waiver.

     The Metropolitan Fund, the Calvert Fund, the Fidelity VIP Funds, the Met Investors Fund and the American Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this prospectus. The Calvert Fund's and Fidelity VIP Funds' prospectuses are given out separately to those investors to whom these investment choices are offered. The SAIs are available upon request.

ADVERTISEMENT OF THE SEPARATE ACCOUNT

     From time to time we advertise the performance of various Separate Account investment divisions. For the money market investment divisions, this performance will be stated in terms of "yield" and "effective yield." For the other investment divisions, this performance will be stated in terms of either yield, "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield of the money market investment divisions refers to the income generated by an investment in the investment division over a seven-day period, which will be specified in the advertisement. This income is then annualized, by assuming that the same amount of income is generated each week over a 52 week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the investment division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former's compounding effect. Other yield figures quoted in advertisements, that is those other than the money market investment divisions, will refer to the net income generated by an investment in a particular in-vestment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2 [((a-b)--(c d)+ 1)(6) - 1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield, change in Accumulation Unit Value and effective yield figures do not reflect the possible imposition of an early withdrawal charge for the Deferred Annuities and certain Enhanced Deferred Annuities, of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Change in Accumulation Unit Value is expressed by this formula [UV(1)/UV(0) (annualization factor)] - 1, where UV(1) represents the current unit value and UV(0) represents the prior unit value. The annualization factor can be either (1/number of years) or 365/number of days). Average annual total return calculations ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)(n)=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity.



     Enhanced Preference Plus, Enhanced VestMet and Financial Freedom Deferred Annuities and Enhanced Preference Plus and Financial Freedom Account Income Annuities performance figures vary from other Preference Plus and VestMet Deferred Annuities and Income Annuities as a result of reduced Separate Account charges. Performance may be calculated based upon historical performance of the underlying performance Portfolios of the Metropolitan Fund, Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio, the Fidelity VIP Funds, Met Investors Fund and American Funds and may assume that certain Deferred Annuities were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.


     Historical performance information should not be relied on as a guarantee of future performance results.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500(TM) Growth Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers Intermediate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator."

Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. The second technique is the "Equalizer(SM)." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the BlackRock Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or BlackRock Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector(SM)". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these investment divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models: The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

     An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.


     We may state performance for the investment divisions of the Income Annuities which reflect deduction of the insurance-related charge (Separate Account charge) and investment-related charge, when accompanied by the annualized change in Annuity Unit Value.


     Past performance is no guarantee of future results.

     Historical performance information should not be relied on as a guarantee of future performance results.

     An illustration should not be replied upon as a guarantee of future results.

VOTING RIGHTS


     In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities or Income Annuities described in the Prospectuses or at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.



     Accordingly, you have voting interests under all the Deferred Annuities or Income Annuities described in the Prospectuses. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.


     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Deferred Annuities and Income Annuities described in the Prospectuses) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified retirement plans do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

     You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or your Income Annuity, in your sole discretion.


     Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their respective contributions. Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you may furnish such materials to participants who may give you voting instructions.


     Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuities and Income Annuities under which the Employer retains all rights, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS


     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Calvert Variable Series', Fidelity VIP Funds', Met Investors Fund's or American Fund's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or
(3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA

     If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights as described below.

     Generally, the spouse must give qualified consent whenever you elect to:

          a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

          b. make certain withdrawals under plans for which a qualified consent is required;

          c. name someone other than the spouse as your beneficiary;

          d. use your accrued benefit as security for a loan exceeding $5,000.

     Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35.

The waiver period for the QPSA ends on the date of your death.

     If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

TAXES

GENERAL

     Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant adverse tax consequences and penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

     In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Deferred Annuities and Income Annuities and Enhanced Deferred Annuities and Enhanced Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

INVESTOR CONTROL


     In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the Contract from being treated as the owner of the underlying separate account assets.


DEFERRED AND INCOME ANNUITIES

     The following discussion of the tax code provisions for the Deferred and Income Annuities includes the Enhanced Deferred and Enhanced Income Annuities subject to the same tax code provisions (all "Annuities").

     Generally, all contributions under the Deferred Annuities and purchase payments under an Income Annuity will be made on a before tax basis. This does not include contributions under:

-  Non-Qualified and Roth IRA Annuities

     And non-deductible contributions under:

-  IRA and certain other qualified Annuities

     This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. To the extent contributions to your Annuity were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your Annuity are generally subject to income tax when distributed. However, "qualified distributions" of earnings from a Roth IRA are not subject to Federal income tax.

     Contributions to Non-Qualified and Roth IRA Annuities, as well as non-deductible contributions to IRA Annuities are made on an "after-tax basis", so that making purchase payments does not reduce the taxes you pay.

     Earnings under the Non-Qualified Annuities and IRA Annuities, are normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed. For Roth IRA Annuities, "qualified distributions" of earnings are not subject to Federal income tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of previously taxed converted amounts may be subject to a penalty tax if made before age 59 1/2.

     Generally, the Non-Qualified Income Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal. The IRS has not specifically approved the use of an exclusion ratio or recovery amount with respect to a variable income annuity where transfers are permitted between funding options or between a funding option and a guaranteed interest option. At the present time MetLife intends to report the taxable income payments made to you under general tax principles for variables annuities using an excludable amount for each payment based upon your purchase payment made to provide the income annuity divided by the expected number of payments. For the Roth IRA Income Annuity, "qualified distributions" of earnings are not subject to tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth

IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.

     Non-Qualified annuities with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, contributions under such annuities will be made on a "before tax" basis and the rules applicable to Keogh plans will apply to such deferred annuities, notwithstanding any provision in the deferred annuities to the contrary. Wherever the terms "Keogh Annuity" or "Keogh plan" appear in this section, the term shall be deemed to include non-qualified deferred annuities with an appropriate endorsement issued to Keogh and corporate plans covering one individual.

     Under some circumstances, certain of the Annuities accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.


     The taxable portion of a distribution from a Keogh, Enhanced Unallocated Keogh, 403(a), TSA Annuity and governmental 457(b) plans to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of (1) an individual retirement arrangement under Section 408; (2) an eligible qualified plan. An eligible rollover distribution generally is the taxable portion of any distribution from a Keogh, Enhanced Unallocated Keogh, 403(a), TSA Annuity or governmental 457(b) plan, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant;
(b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in Section 401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; (h) certain withdrawals on account of financial hardship and (i) any other taxable distributions from any of these plans which are not eligible rollover distributions.


     If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of either withdrawal feature prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

     For certain distributions after December 31, 2001, the otherwise non-taxable portion of the distribution may be an eligible rollover distribution if directly transferred or rolled over to an IRA or if directly transferred to a defined contribution trust which agrees to accept and separately account for it.

     The IRA Annuities accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code. Roth IRA deferred annuities only accept "after-tax" contributions.


     All taxable distributions from Keogh, Enhanced Unallocated Keogh, 403(a), TSA Annuities and 457(b) plans that are not eligible rollover distributions and all taxable distributions from IRAs and Non-Qualified Annuities will be subject to Federal income tax withholding, unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment. Distributions to participants under PEDC plans of tax-exempt employers are subject to the wage withholding rules and are taxed as wages.


     Mandatory 20% withholding applies to the taxable portion of an eligible rollover distribution from TSAs, 403(a), 401(a) and governmental 457(b) plans that are not directly rolled over into an IRA or another eligible retirement plan of an employer as defined by the Code. An eligible rollover distribution is briefly described in this SAI under 403(b) Annuities.

     In addition, certain immediate income annuities providing for substantially equal payments as defined under Section 72(u)(4) of the Code that are held by non-natural persons will be considered non-qualified annuities for Federal income tax purposes. It is unclear whether your income annuity will satisfy this test. Accordingly, non-natural persons should consult with their own tax advisors prior to purchase and prior to the exercise of any withdrawal feature.


INCOME PAYMENTS


     Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:
            -- A non-taxable return of your purchase payment; and -- A taxable payment of earnings.

     The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or between an investment division and the Fixed Income Option.


     We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


     If the amount of the income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the contract terminates.

     Each type of Annuity is subject to various tax limitations. Typically, except for the Non-Qualified Annuities the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Annuities before withdrawals must begin. Please be advised that new proposed tax regulations were issued regarding required minimum distributions in April 2002. These rules are generally effective for the 2003 distribution year. A 10% tax penalty applies to certain taxable withdrawals from the Annuity (or in some cases from the plan or arrangement that purchased the Annuity) before you are age 59 1/2. Under a SIMPLE IRA, the tax penalty is increased to 25% for withdrawals during the first two years of an employee's participation in the SIMPLE IRA.

     Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

     In general, the purchase of an Income Annuity will meet minimum distribution requirements under the tax law where the payments are non-increasing, made at least annually, and are payable over your lifetime (or a period not exceeding your life expectancy), or over the joint lives of you and the designated beneficiary (or over a period not exceeding the life expectancies of you and the designated beneficiary).

     Under final income tax regulations, distributions under an income annuity will not be found to be increasing merely because the amount of the payments vary with the investment performance of the underlying assets. It is not clear whether certain payments under an Income Annuity will satisfy minimum distribution rules.

     In general, proposed regulations issued in 2002 and finalized in 2004 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

PURCHASE PAYMENTS


     The Non-qualified Contract will only accept as a single deposit an after-tax purchase payment that may consist in full or in part of a Section 1035 tax-free exchange. However, we reserve the right to refuse to accept any amount (e.g., the transfer of a partial Section 1035 exchange) if it would result in our inability to administer the Contract properly in accordance with Federal income tax rules. For example, we may refuse to accept a partial Section 1035 transfer from another non-qualified annuity contract or a partial annuitization of a deferred annuity contract where aggregation of the income annuity and the remaining transferor contract is required for Federal income tax reporting purposes.

     The Qualified (Traditional IRA/SEP) Contract is intended to be used as an IRA rollover annuity and will accept as a single purchase payment (a) a transfer or rollover from another traditional IRA, or a rollover from an eligible retirement plan of an employer (i.e., a 401(a), 403(a), 403(b) or governmental 457(b) plan). It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years.

     We may also accept as part of the single purchase payment, a deductible IRA contribution to the extent allowable under the Code for the year of purchase, including the age 50+ catch-up contribution for taxpayers who are at least 50 years of age by the end of the year of purchase. Generally deductible contributions are not allowable after the year the taxpayer becomes age 69 1/2. Additional amounts may be permissible to the extent that the IRA is being purchased as part of a SEP arrangement of an employer.

     For income annuities established as SIMPLE IRAs, the Contract will accept a transfer or rollover from another Simple IRA. We may also accept as part of the single purchase payment a SIMPLE IRA contribution to the extent allowable under
Section 408(p) of the Code for the year of purchase, and as an age 50+ contribution where the taxpayer has attained at least age 50 at the end of the year of purchase.

     If you intend to choose a pay-out annuity which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

     The rules for minimum distribution are very complex and you should consult your own tax advisor as to their applicability to the Annuity and the tax consequences of transferring money between investment divisions or between investment divisions and the Fixed Interest Option.

     If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $5,000, the Code requires that your Income Annuity protect your spouse if you die before your receive any income payments under the Income Annuity or if you die while income payments are being made. If your Income Annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

     The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the Federal tax rules on an Annuity-by-Annuity basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.


DEFERRED ANNUITIES


     The Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) made certain changes to qualified retirement plans and IRAs, including:
            -- increasing the contribution limits for qualified retirement plans and Traditional and Roth IRAs, starting in 2002.
            -- adding "catch-up" contributions for taxpayers age 50 and above;
               and
            -- adding expanded portability and tax-free opportunities.
            -- all changes made by EGTRRA are scheduled to expire after 2010.


  Qualified Contracts (including IRAs/SEPs, Simple IRAs, TSAs, 403(a), 401(a), Keogh and Section 457(b) Arrangements).


     Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.


     Traditional IRA and Enhanced IRA Annuities. The tax rules outlined in this section for both Traditional IRA and Enhanced IRA Annuities are the same. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code ($4,000 for tax years 2005-2007, and $5,000 beginning in 2008 (and indexed for inflation thereafter) or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed in the next paragraph. (Additionally, if you are at least 50 years old, you may make additional contributions of $500 for 2005, and $1,000 per year for 2006 and thereafter, provided you have sufficient compensation.) Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows.

     If contributions are being made under a SEP or SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

     Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2005, if you are an "active participant" in another retirement plan and if your adjusted gross income is $50,000 or less ($70,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is at least $60,000 ($80,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount for the year to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

     Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expense; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) to pay for qualified higher education expenses; (7) for qualified first time home purchases; or (8) made after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments (other than a one-time change to the required minimum distribution method) that you intend to qualify as a series of substantially equal periodic payments under sec.72(t) of the Code and thus not subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning substantially equal periodic payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payments.

     If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro rata withdrawal of both, based on all of your IRAs (not just the IRA Annuities). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, which is not subject to the 10% tax penalty. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

     Withdrawals may be transferred to another IRA without Federal tax consequences if Code requirements are met. Your Traditional or Roth IRA Annuity is not forfeitable and you may not transfer it, assign it or pledge it as collateral for a loan.

     Your entire interest in the Deferred Annuity must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Other rules apply to how rapidly withdrawals must be made after your death. Generally, when you die, we must make payments of your entire remaining interest over a period and in a manner as allowed by the Code and applicable regulations. If your spouse is your beneficiary, and, if your Annuity permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your sole beneficiary is your spouse, he or she may elect to continue the Deferred Annuity as his or her own IRA Deferred Annuity after your death. The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.

     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     Roth IRA Annuities. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code ($4,000 for tax years 2005-2007, and $5,000 beginning in 2008, (indexed for inflation thereafter) or 100% of your "compensation." You can contributed up to the annual contribution limit to a Roth IRA if your adjusted gross income is not in excess of $95,000 ($150,000 for married couples filing jointly). The contribution limits to a Roth IRA are phased out ratably for individuals with income between $95,000 and $110,000 and for married couples filing jointly with income between $150,000 and $160,000; and for married couples filing separately between $0 and $10,000. Annual contributions to all IRAs, including Roth IRAs, may not exceed the lesser of the amount under 219(b)(1)(A) or 100% of your "compensation" as defined by the Code, except for "spousal IRAs." (Additionally, if you are at least 50 years old; you may make additional contributions of $500 for 2005, and $1,000 per year for 2006 and thereafter.) These limits on annual contributions do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from an existing IRA to a Roth IRA. You may make contributions to a Roth IRA after age 70 1/2. Excess contributions are subject to a 6% excess contribution tax penalty, unless such contributions are withdrawn under rules specified in the Code.


     You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert. If you are married but file separately, you may not convert a non-Roth IRA into a Roth IRA.

     Except to the extent you have non-deductible IRA contributions, the amount converted from a non-Roth IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed below.)

     Distributions from a Roth IRA are made first from contributions and then from earnings. Generally, withdrawals from contributions are not subject to tax. However, withdrawals of previously taxed converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% premature penalty tax (unless you meet an exception).

     Withdrawals of earnings will not be subject to Federal income tax if they are "qualified distributions." In order to be a qualified distribution, the withdrawal must be: (a) made at least five taxable years from the year you established a Roth IRA, and (b) made after age 59 1/2, or for death, disability, or a first-time home purchase (up to $10,000). (Please consult your tax advisor regarding the state income tax treatment of your withdrawal.)

     The withdrawal of earnings not meeting the foregoing requirements will be subject to income tax and possibly the 10% premature tax penalty.

     Mandatory minimum distribution rules do not apply while you are alive. Generally, when you die, we must make payment of your entire remaining interest within five years of the year in which you died or begin payments over a period and in a manner allowed by the Code to your beneficiary over his/her lifetime or over a period not beyond your beneficiary's life or life expectancy starting by December 31 of the year following the year in which you die. (Certain exceptions exist for spouses.)

     You should consult your tax advisor regarding the tax treatment of Roth IRAs and the appropriateness of the Roth IRA to your particular situation. For the Roth IRA Income Annuity, the Code requires any remaining payment be made to your beneficiary within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. Therefore, if you choose a Roth IRA Income Annuity that has a period certain (e.g., an income annuity for life with a ten year term certain), the period certain should not exceed the greater of five years or the life expectancy of your beneficiary. (Subsequent changes to your beneficiary after choosing a Roth IRA Income Annuity may cause you to be in violation of this rule.)

     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     SEP Annuities. Partners and sole proprietors may make purchase payments under SEPs for themselves and their employees, and corporations may make purchase payments under SEPs for their employees. Complex rules apply to which employees or other persons must be allowed to participate, and what contributions may be made for each of them. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made (under these SEP rules), your SEP generally operates as if it were an IRA purchased by you under the IRA rules discussed above. An employer is not permitted to establish a salary reduction SEP plan ("SARSEP") after December 31, 1996. However, you may make contributions, in accordance with your plan's provisions, to your existing SARSEP contract if your employer's SARSEP plan was established prior to January 1, 1997.

     SIMPLE IRAs. If an employer has no more than 100 employees (who earn at least $5,000) and the SIMPLE IRA is the exclusive tax-qualified plan of the employer, employees may make contributions on a before-tax basis of up to the amounts set forth below and the employer must generally match employee contributions dollar-for-dollar up to 3% of compensation. Under certain circumstances, the employer can elect to make a lesser matching contribution or make a contribution equal to 2% of compensation for all eligible employees. SIMPLE IRAs are exempt from complex nondiscrimination, top-heavy and reporting rules. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made under these SIMPLE IRA rules, your SIMPLE IRA generally operates as if it were an IRA purchased by you under the IRA rules discussed above. (However, the tax penalty for early withdrawals is generally increased for withdrawals within the first two years of an employee's participating in the SIMPLE IRA.)

     Eligibility and Contributions. To be eligible to establish a SIMPLE IRA plan, your employer must have no more than 100 employees and the SIMPLE IRA plan must be the only tax qualified retirement plan maintained by your employer. Many of the same tax rules that apply to Traditional IRAs also apply to SIMPLE IRAs. However, the contribution limits, premature distribution rules, and rules applicable to eligible rollovers and transfers differ as explained below.

     If you are participating in a SIMPLE IRA plan you may generally make contributions which are excluded from your gross income under a qualified salary reduction arrangement on a pre-tax basis of up to the limits in the table shown below.

     Note: The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increased the maximum annual contribution limits for SIMPLE IRA's and added an additional "catch-up" provision for taxpayers age 50 and above. For 2005, the maximum annual contribution limit will increase to $10,000.00 and participants 50 or older may contribute an additional $1,500. The table below shows the deductible amount for each year including the increase in the deductible amount for the 50+ catch-up, as provided under EGTRRA. The contribution limits in excess of $6,000 as provided under EGTRRA are set to return to the pre-EGTRRA limits after 2010 unless further action is taken by Congress.

                     CONTRIBUTION LIMIT       LIMIT FOR
   FOR TAX YEARS        FOR TAXPAYERS       TAXPAYERS AGE
   BEGINNING IN         UNDER AGE 50         50 AND OLDER
-------------------  -------------------   ----------------
2005                        10,000              12,000
2006 and thereafter         10,000              12,500

     Note: the Contribution limits above will be adjusted for inflation in years 2006-2010.

     These contributions, not including the age 50+ catch up, (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402(g) of the Internal Revenue Code as shown below:

    FOR TAXABLE YEARS
BEGINNING IN CALENDAR YEAR   APPLICABLE DOLLAR LIMIT
--------------------------   -----------------------
2005                                  14,000
2006 and thereafter                   15,000


     You may also make rollovers and direct transfers into your SIMPLE IRA Annuity Contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA.


     You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans.

     Rollovers. Tax-free rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, a qualified employer plan, a section 403(a) plan, a 403(b) annuity, or a 457(b) plan maintained by a government employer, as well as into another SIMPLE IRA.

     In order to be a tax-free rollover from your SIMPLE IRA, the money must generally be transferred into the new SIMPLE IRA (or Traditional IRA or other eligible retirement plan after two years) within 60 days of the distribution.

     The rollover is "tax-free" in that no income tax will be due on account of the distribution or transfer. The funds rolled over, in addition to any annual contributions made to the new IRA and any earnings thereon are ultimately taxed when they are distributed from the new IRA.

     PEDC Annuity. PEDC plans are available to State or local governments and certain tax-exempt organizations as described in Section 457 of the Code. These plans, which must meet the requirements of Section 457(b), provided certain tax deferral benefits to employees and independent contractors. These plans are not available to churches and qualified church-controlled organizations. A PEDC plan maintained by a State or local government must be held in trust (or custodial account or annuity contract) for the exclusive benefit of plan participants and their beneficiaries. Plan benefit deferrals, contributions and all income attributable to such amounts under PEDC plans, other than those maintained by a State or local government as described above, are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer's general creditors.

     The compensation amounts that may be deferred under a PEDC plan may not exceed certain deferral limits established under the Federal tax law.

     Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 70 1/2, (2) when the participant has a severance from employment with the employer, or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations. Amounts will not be treated as "made available" under these rules if (i) an election to defer commencement of a distribution is made by the participant and such election meets certain requirements, or (ii) the total amount payable is $5,000 or less and certain other requirements are met.

     Withdrawals must conform to the complex minimum distribution requirements of the Code, including the requirement that distributions must generally begin no later than April 1 of the calendar year following the later of: the year in which the participant attains age 70 1/2 or, to the extent permitted under your plan or contract, the year the participant retires.

     Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).

     403(a) Annuities. The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.


     The Code limits the amount of contributions and distributions that may be made under 403(a) plans. Excess contributions are subject to a 10% penalty. Taxable withdrawals before age 59 1/2 may be subject to a 10% tax penalty. Any amounts distributed under the 403(a) Annuities are generally taxed according to the rules described under Section 72 of the Code. Under rules similar to those described later for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Annuity must be made or begun to be made no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or Contract, the year you retire. Also, when you die, the entire remaining interest in the plan generally must be paid over a period and in a manner as allowed by the Code and regulations. The minimum distribution rules for 403(a) Annuities are similar to those rules summarized for TSAs.



     If your benefit under the 403(a) plan is worth more than $5,000, the Code requires that your Income Annuity protect your spouse if you die before you receive any payments under the Annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.


     Keogh Annuities and Enhanced Unallocated Keogh Annuity. Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. Complex rules apply to the establishment and operation of such plans, including the amounts that may be contributed under them. Excess contributions are subject to a 10% penalty. Special rules apply to the withdrawal of excess contributions.

     Taxable withdrawals before age 59 1/2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments). This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary where such payments begin after separation from service; (4) made to you after you separate from service with your employer after age 55; or (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions).


     Under rules similar to those described later for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your Employer, withdrawals of your entire interest under the Deferred Annuities must be made or begun to be made beginning no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or Deferred Annuities, the year you retire. Also, when you die, the entire remaining interest in the Deferred Annuity generally must be paid over a period and in a manner allowed by the Code and regulations.



     If your benefit under the Keogh plan is worth more than $5,000, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the Annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime.


     Non-Qualified deferred annuities with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, the rules applicable to Keogh plans as outlined above will apply to such deferred annuities, notwithstanding any provision in the deferred annuities to the contrary.

     TSA Annuities. These fall under Section 403(b) of the Code that provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

     Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) require-ment that there be a written plan document in addition to the annuity contract or Section 403(b)(7) custodial account; (b) significant restrictions on the ability for par-ticipants to direct proceeds between 403(b) annuity contracts; and (c) additional restrictions on withdrawals of amount attributable to contributions other than elective deferrals.


     The proposed regulations will generally not be effective until taxable years beginning after December 31, 2005 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affective payroll taxes on certain types of contributions are currently effective until revised or revoked in final regulations.


     In general, contributions to Section 403(b) arrangements are subject to limitations under Section 415(c) of the Code (the less of 100% of includable compensation or the applicable limit for the year).


     Except for the TSA Annuity under which the employer retains all rights on behalf of participants, your employer buys the Annuity for you although you, as the participant, then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1/2 are prohibited except for (a) amounts contributed to or earned under your Section 403(b) arrangement before January 1, 1989 that were either paid into or earned under the Annuity or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other Section 403(b) funding vehicles or any other withdrawals that are not "distributions" under the Code; (c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to a participant's pre-tax contributions and their earnings); (d) after a participant dies, has a severance from employment or becomes disabled (as defined in Code);
(e) in the case of financial hardship (as defined in the tax law) but only purchase payments may be withdrawn for hardship, not earnings; or (f) under any other circumstances as the Code allows. Special withdrawal restrictions under
Section 403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds custodial arrangements even after such amounts are transferred to an annuity.


     Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 much be automatically rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING


     We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a Traditional IRA or another eligible retirement plan.



     Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions.) However, it does not include taxable distributions that are:


     - A series of substantially equal payments made at least annually for:

       - Your life or life expectancy

       - Both you and your beneficiary's lives or life expectancies

       - A specified period of 10 years or more

     - Withdrawals to satisfy minimum distribution requirements

     - Certain withdrawals on account of financial hardship

     Other exceptions to the definition of eligible rollover distribution may exist.

     For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

     You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

     Taxable withdrawals (other than tax-free transfers) that are allowed before age 59 1/2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawals (1) paid to a beneficiary or participant's estate after the participant's death; (2) due to permanent disability (as defined in the Code);
(3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of the participant or the participant and another person named by the participant where such payments begin after separation from service; (4) made to the participant after the participant separates from service with the employer after age 55; (5) made to the participant on account of deductible medical expenses (whether or not the participant actually itemizes deductions); (6) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse);
(7) of excess matching employer contributions made to eliminate discrimination under the Code; (8) timely made to reduce an elective deferral as allowed by the Code; or (9) after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under Section 72(t) of the Code and thus not be subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payment.


     Withdrawals may be transferred to another Section 403(b) funding vehicle or (for eligible rollover distributions) to another eligible qualified retirement plan or IRA without Federal tax consequences if Code requirements are met. The Annuity is not forfeitable and may not be transferred. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Annuity must be withdrawn or begun to be withdrawn by April 1 of the calendar year following the later of: the year in which the participant reaches age 70 1/2 or, to the extent permitted under your plan or Contract, the year in which the participant retires. A tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Other rules apply to how rapidly withdrawals must be made after the participant's death. Generally, when the participant dies, we must make payment of your entire remaining interest under the Annuity over a period and in a manner allowed by the Code and regulations. If the participant's spouse is the beneficiary, payments may be made over the spouse's lifetime or over a period not beyond the spouse's life expectancy starting by December 31 of the year in which the participant would have reached age 70 1/2. If the Annuity is subject to the Retirement Equity Act because it is part of a plan subject to ERISA, the participant's spouse has certain rights which may be waived with the written consent of the spouse. The IRS allows you to aggregate the amount to be withdrawn from each TSA Annuity you own and to withdraw this amount in total from any one or more of the TSA Deferred Annuities you own.


SOME RECENT DEVELOPMENTS IMPACTING NON-QUALIFIED DEFERRED COMPENSATION ARRANGEMENTS


     Section 409A of the Internal Revenue Code of 1986, recently added by the American Jobs Creation Act of 2004 ("AJCA"), imposes new requirements and restrictions on deferred compensation arrangements including Section 457(f) plans, Section 451 deferred fee and deferred compensation arrangements, severance arrangements and Section 415(m) excess compensation arrangements. These include new rules affecting: (a) the time and manner under which deferral elections must be made; (b) permitted distributions; (c) the time and manner under which initial distribution elections may be made; and (d) changes in the time and form of distributions. Failure to satisfy these rules will generally result in the taxation of vested amounts and an additional 20% tax penalty along with interest from the date in which such amounts first became vested. Your controlling plan documents may have recently been amended: (i) to permit the pre-AJCA tax rules to continue to apply with respect to "grandfathered" amounts that were earned and vested as of December 31, 2004; and (ii) to render the arrangement compliant with AJCA with respect to non-"grandfathered" amounts that are subject to AJCA's new requirements and restrictions. All parties to your plan should determine whether such changes were made and review carefully the changes made by any such amendments; and should consult with their tax counsel and advisors concerning the impact of AJCA on their participation in these arrangements.


     Additionally, in 2003, final regulations were issued with respect to
Section 457(f) arrangements apparently requiring among other things that earnings attributable to deferrals be included in the participant's income at the time the deferrals themselves are no longer subject to a substantial risk of forfeiture. This appears to have represented a change in the position of the Internal Revenue Service. Parties to Section 457(f) arrangements should consult with their own tax counsel to determine the impact on their plans and the need for amendment, if any.

     Any reference to advice or opinions of counsel with respect to these arrangements refers to advice or opinions obtained by MetLife from its special outside tax counsel that have not been updated to take into account all these developments. Additionally, even if such opinions were to be updated and to take into account current law, regulations and interpretations, the opinions and advice could not be relied on by plan sponsors, participants or other parties to the arrangements.

     Non-Qualified Annuity for Section 457(f) Deferred Compensation
Plans. These are deferred compensation agreements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by State or local governments or non-church tax-exempt organizations. In this arrangement, the tax-exempt organizations. In this arrangement the tax-exempt entity (e.g., a hospital) deposits your deferred compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified Annuity which may be subject to the Non-Qualified Annuity rules described below. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Annuity. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

     Any amount made available under the plan to you or your beneficiary is generally taxed according to the annuity rules under Section 72. Thus, when deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the Internal Revenue Service and courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Annuity to fund a Section 457(f) deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Annuity for Section 457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 457. MetLife consulted special tax counsel regarding the major Federal tax issues under Section 457 including the impact of regulations issued in mid-2003, which addressed how earnings on deferred compensation would be taxed. This advice from such counsel was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity. Please consult your tax adviser.

     Non-Qualified Annuity for Section 451 Deferred Fee Arrangements.  Under a
Section 451 deferred fee arrangement, a third party which is tax-exempt entity (e.g., a hospital) enters into a deferred fee arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and, when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of sec.451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant-employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

     A trust established by the tax-exempt entity will own a Non-Qualified Annuity which may be subject to taxation rules as described below under Non-Qualified Annuities. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Annuity to fund a sec.451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Annuity for sec.451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under sec.451. This advice from such counsel has not been updated to reflect changes, if any in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Annuity.

     Non-Qualified Annuity for sec.451 Deferred Compensation Plans. Under a sec.451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income such amount is to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

     A sec.451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct as compensation the amounts included in income by the participant of the deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, sec.451 rather than sec.457 should apply to their deferred compensation plans. Tax-exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

     A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified Deferred Annuity which may be subject to taxation rules as described later under "Non-Qualified Annuities". Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the Deferred Annuity.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Annuity to fund a sec.451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Annuity for sec.451 Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under sec.451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Annuity.

     Non-Qualified Annuity for sec.457(e)(11) Severance and Death Benefit
Plans. These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified Annuity, the trust may be subject to the rules described below under Non-Qualified Annuities. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the Deferred Annuity.

     The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in sec.457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and "bona-fide death benefit" plan, sec.451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and "bona-fide death benefit" plan, your deferral amounts will be subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.

     Special Tax Considerations for Non-Qualified Annuity for sec.457(e)(11) Severance and Death Benefit Plans. There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under sec.457(e)(11), the applicable section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. In connection with the sale of the Non-Qualified Annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under sec.457. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Annuity. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

     Non-Qualified Annuities. The tax rules outlined in this section for both non-Qualified and Enhanced Non-Qualified Annuities are the same. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Annuities is generally deferred until it is withdrawn only if you as owner of the Annuity are an individual (or are treatable as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

     Non-Qualified and Enhanced Non-Qualified Income Annuities. The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified by the Code). Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each income payment is a non-taxable return of your purchase payment and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell the purchaser of an Income Annuity what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  Diversification

     In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contract.

  Changes to tax rules and interpretations

     Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

-  Possible taxation of transfers between investment divisions.

- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

- Possible limits on the number of funding options available or the frequency of transfers among them.

     Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

     Taxable withdrawals (other than tax-free exchanges to other non-qualified deferred annuities) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.

     Your Non-Qualified Deferred Annuity may be exchanged for another non-qualified deferred annuity without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you die before the payments under an income annuity begins, we must make payment of your entire interest under the Annuity within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Annuity, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death in accordance with the income type selected.

     The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.